Phoenix Quality Small-Cap Fund

Phoenix Small-Cap Sustainable Growth Fund

Phoenix Small-Cap Value Fund,

each a series of Phoenix Investment Trust 97

Supplement dated March 10, 2008 to the Prospectus and

Statement of Additional Information (“SAI”) dated December 31, 2007

Important Notice to Investors

Effective March 10, 2008, the Phoenix Quality Small-Cap Fund, the Phoenix Small-Cap Sustainable Growth Fund and the Phoenix Small-Cap Value Fund, series of Phoenix Investment Trust 97 (each a “Predecessor Fund”), have been reorganized into funds named Phoenix Quality Small-Cap Fund, Phoenix Small-Cap Sustainable Growth Fund and Phoenix Small-Cap Value Fund, respectively, series of Phoenix Equity Trust (each a “Successor Fund”). Each Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management are the same as those of its Predecessor Fund and remain unchanged.

For information about each of the Phoenix Quality Small-Cap Fund, Phoenix Small-Cap Sustainable Growth Fund and Phoenix Small-Cap Value Fund, please refer to the Phoenix Equity Trust Prospectus and SAI dated March 10, 2008.

Investors should retain this supplement with the Prospectus

and SAI for future reference.

PXP 2053/PIT 97 Reorg (03/08)